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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported)
                                October 16, 1996


   DELAWARE                       0-34392                       56-0762415
(State or Other               (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                  Identification No.)
 incorporation


                        410 North 44th Street, Suite 700
                             Phoenix, Arizona 85009
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (802) 220-6666
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ITEM 5.         OTHER EVENTS.

        On October 16, 1996, Doubletree Corporation, a Delaware corporation (the "Company"), issued a press release regarding, among other things, the consolidated financial condition of the Company and its subsidiaries as of September 30, 1996 and the results of operations thereof for the period then ended. A copy of such press release is filed as Exhibit 99.1 and is incorporated herein by reference.

        As previously announced, the Company has agreed to acquire Red Lion Hotels, Inc., a Delaware corporation ("Red Lion"). On October 16, 1996, Red Lion, issued a press release regarding, among other things, the consolidated financial condition of Red Lion and its subsidiaries as of September 30, 1996, and the results of operations thereof for the period then ended. A copy of such press release is filed as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

        (c)     Exhibits.

                99.1 Press Release of Doubletree Corporation dated October 16, 1996.

                99.2    Press Release of Red Lion dated October 16, 1996.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DOUBLETREE CORPORATION


                                     /s/ William L. Perocchi
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                                     William L. Perocchi
                                     Executive Vice President, Chief
                                     Financial Officer and Treasurer



Dated: October 16, 1996